                                                             Exhibit 99.B(d)(46)

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                                       AND
                        ALLIANCE CAPITAL MANAGEMENT L. P.

          DATED JULY 1, 2003, AS AMENDED ON ____________________, 2004

                       SEI INSTITUTIONAL INVESTMENTS TRUST

                            International Equity Fund
                             World Equity Ex-US Fund


Agreed and Accepted:


SEI INVESTMENTS MANAGEMENT CORPORATION      ALLIANCE CAPITAL MANAGEMENT L.P.
                                            BY: ALLIANCE CAPITAL MANAGEMENT
                                            CORPORATION, ITS GENERAL PARTNER

By:                                         By:

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Name:                                       Name:

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Title:                                      Title:

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                                   SCHEDULE B
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                                       AND
                        ALLIANCE CAPITAL MANAGEMENT L. P.

          DATED JULY 1, 2003, AS AMENDED ON ____________________, 2004

Pursuant to Paragraph 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

     SEI INSTITUTIONAL INVESTMENTS TRUST

     International Equity Fund

     World Equity Ex-US Fund


Agreed and Accepted:


SEI INVESTMENTS MANAGEMENT CORPORATION      ALLIANCE CAPITAL MANAGEMENT L.P.
                                            BY: ALLIANCE CAPITAL MANAGEMENT
                                            CORPORATION, ITS GENERAL PARTNER

By:                                         By:

--------------------------------------      ------------------------------------


Name:                                       Name:

--------------------------------------      ------------------------------------

Title:                                      Title:

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